SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2001

                             Northwest Bancorp, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

           Federal                  0-23817                     23-2900888
----------------------------      ------------             ------------------
(State or other jurisdiction  (Commission File No.)         (I.R.S. Employer
      of incorporation)                                    Identification No.)




Registrant's telephone number, including area code:  (814) 728-7260
                                                     --------------



                                 Not Applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events


         On October 22, 2001, the Company issued a press release regarding its earnings for the fiscal quarter ended September 30, 2001 The press release is included as Exhibit 99 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
         -------------------------------------------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                NORTHWEST BANCORP, INC.

DATE:  October 22, 2001                By:      /s/ Gregory C. LaRocca
                                                --------------------------------
                                                         Gregory C. LaRocca
                                                         Senior Vice President

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99        Press Release of Northwest Bancorp, Inc.

                                   Exhibit 99

     Northwest Bancorp, Inc. Announces First Quarter Earnings And Dividend Declaration WARREN, Pa., Oct. 22 -- Northwest Bancorp, Inc. (Nasdaq: NWSB) announced net income for the quarter ended September 30, 2001 of $10.4 million, or $.22 per share, which resulted in an annualized return on average shareholders' equity of 14.89%. These figures compare favorably to the previous year when net income was $6.9 million, or $.14 per share and return on equity was 10.85%. The Company emphasized however, that during the current quarter, earnings were significantly enhanced by the adoption of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" which requires that assets identified as goodwill no longer be amortized as an expense. Goodwill is an intangible asset that is recorded when an entity pays a premium to complete a merger or acquisition. As a result of this accounting change, the Company's operating expense for the current quarter decreased by $2.1 million, or $1.4 million after tax. In addition, the pronouncement required that the Company's remaining negative goodwill of approximately $2.2 million be taken into income as a one-time cumulative change in accounting principle. This negative goodwill was created in a prior year when the Company completed an acquisition at a discount. Excluding the effects of this extraordinary item, net income for the current quarter would have been $8.2 million, or $.17 per diluted share, and the return on average shareholders' equity would have been 11.70%.

     In making the earnings announcement, William J. Wagner, President and CEO, noted "the Company continued to improve its performance despite the challenges presented by an extremely volatile interest rate environment. We are pleased that the improvements we realized in service fee income and operating efficiencies were sufficient to offset the decrease in net interest spread that we experienced over the past year."

     The Company's Board of Directors declared a quarterly dividend of $.06 per share to shareholders of record on October 31, 2001 to be paid on November 16, 2001. This represents the twenty-eighth consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

     The Company also highlighted the continued growth of its existing franchise. During the current fiscal quarter, assets have grown by $119.6 million, or 3.1%, to $3.972 billion at September 30, 2001 from $3.853 billion at June 30, 2001. Contributing to this balance sheet growth was a $129.4 million, or 4.0%, increase in deposits.

     As part of its strategic expansion initiatives, the Company reported continued progress with the previously announced acquisitions of full-service offices in the Pennsylvania communities of Washington, Ebensburg, Emporium and Johnsonburg. These acquisitions, which are expected to be completed in the fourth calendar quarter, will add deposits of approximately $90 million and loans of approximately $21 million. The Company also reported that an application has been submitted to the Office of Thrift Supervision for the previously announced acquisition of Leeds Federal Bankshares, Inc. headquartered in Arbutus, Maryland. Leeds Federal Bankshares, Inc., through its subsidiary Leeds Federal Savings Bank, operates two offices in the Baltimore suburbs with assets of approximately $378 million. This acquisition, which is subject to approvals by the OTS and Leeds stockholders and depositors, is expected to be completed in February 2002. Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and currently operates 110 banking locations in Pennsylvania and 4 banking locations in Ohio through its subsidiary, Northwest Savings Bank. In addition, it operates 5 banking locations in southern New York through its subsidiary, Jamestown Savings Bank. The Company also operates Northwest Consumer Discount Company with 44 consumer finance offices located throughout Pennsylvania and one consumer finance office in New York.

     Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.nwsb.com.

     In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.


                                            NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                                         CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                        (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                SEPTEMBER 30,         JUNE 30,
                                        ASSETS                                                2001 (unaudited)          2001
----------------------------------------------------------------------------------------  ----------------------------------------
CASH AND CASH EQUIVALENTS                                                                $                   65,774        50,958
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
    INSTITUTIONS                                                                                             87,424        45,008
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
    COST OF $413,137 AND $386,689)                                                                          421,417       391,579
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
    VALUE OF $331,251 AND $333,372)                                                                         336,390       339,331
                                                                                          ----------------------------------------
         TOTAL CASH, INTEREST-EARNING DEPOSITS AND
         MARKETABLE SECURITIES                                                                              911,005       826,876

MORTGAGE LOANS - 1 TO 4 FAMILY                                                                            1,983,917     1,962,695
REAL ESTATE LOANS - OTHER                                                                                   259,205       249,049
CONSUMER LOANS                                                                                              589,430       575,343
COMMERCIAL LOANS                                                                                             79,554        89,784
                                                                                          ----------------------------------------
    TOTAL LOANS RECEIVABLE                                                                                2,912,106     2,876,871
ALLOWANCE FOR LOAN LOSSES                                                                                  (20,740)      (20,290)
                                                                                          ----------------------------------------
    LOANS RECEIVABLE, NET                                                                                 2,891,366     2,856,581

FEDERAL HOME LOAN BANK STOCK, AT COST                                                                        22,499        22,499
ACCRUED INTEREST RECEIVABLE                                                                                  19,434        18,795
REAL ESTATE OWNED, NET                                                                                        3,550         3,697
PREMISES AND EQUIPMENT, NET                                                                                  48,719        46,767
GOODWILL                                                                                                     65,539        63,302
OTHER ASSETS                                                                                                 10,313        14,314
                                                                                          ----------------------------------------
    TOTAL ASSETS                                                                         $                3,972,425     3,852,831
                                                                                          ========================================


                         LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------
LIABILITIES:
    NONINTEREST-BEARING DEMAND DEPOSITS                                                  $                  151,386       144,246
    INTEREST-BEARING DEMAND DEPOSITS                                                                        387,144       378,334
    SAVINGS DEPOSITS                                                                                        720,678       663,251
    TIME DEPOSITS                                                                                         2,135,084     2,079,109
                                                                                          ----------------------------------------
        TOTAL DEPOSITS                                                                                    3,394,292     3,264,940

    BORROWED FUNDS                                                                                          266,415       276,212
    ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                                                             9,803        21,832
    ACCRUED INTEREST PAYABLE                                                                                  3,790         3,720
    OTHER LIABILITIES                                                                                        10,456        10,414
                                                                                          ----------------------------------------
        TOTAL LIABILITIES                                                                                 3,684,756     3,577,118

SHAREHOLDERS' EQUITY:
    COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES
        AUTHORIZED, 47,434,402 AND 47,426,755 ISSUED
        AND OUTSTANDING, RESPECTIVELY                                                                         4,743         4,743
    PAID-IN CAPITAL                                                                                          71,321        71,283
    RETAINED EARNINGS                                                                                       206,280       196,566
    ACCUMULATED OTHER COMPREHENSIVE INCOME:
        NET UNREALIZED GAIN/(LOSS) ON SECURITIES AVAILABLE-
        FOR-SALE, NET OF INCOME TAXES                                                                         5,382         3,178
    UNEARNED RECOGNITION AND RETENTION PLAN SHARES                                                             (57)          (57)
                                                                                          ----------------------------------------
                                                                                                            287,669       275,713
                                                                                          ----------------------------------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                       $                3,972,425     3,852,831
                                                                                          ========================================


                                   EQUITY TO ASSETS                                                           7.24%         7.16%
                                 TIER I LEVERAGE RATIO                                                        5.61%         5.52%
                                 BOOK VALUE PER SHARE                                                          6.06          5.81
                                 CLOSING MARKET PRICE                                                        10.010        10.500
                                 FULL TIME EQUIVALENTS                                                        1,302         1,290
                                   NUMBER OF OFFICES                                                            119           118



                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                       THREE MONTHS
                                                                                    ENDED SEPTEMBER 30,
                                                                                   2001            2000
                                                                              --------------- ----------------
INTEREST INCOME:
    LOANS RECEIVABLE                                                        $         57,273           53,009
    MORTGAGE-BACKED SECURITIES                                                         7,317            7,260
    TAXABLE INVESTMENT SECURITIES                                                      2,941            2,805
    TAX-FREE INVESTMENT SECURITIES                                                     1,416            1,080
    INTEREST-EARNING DEPOSITS                                                            710              112
                                                                              --------------- ----------------
            TOTAL INTEREST INCOME                                                     69,657           64,266

INTEREST EXPENSE:
    DEPOSITS                                                                          37,539           32,430
    BORROWED FUNDS                                                                     3,663            4,005
                                                                              --------------- ----------------
            TOTAL INTEREST EXPENSE                                                    41,202           36,435

            NET INTEREST INCOME                                                       28,455           27,831
PROVISION FOR LOAN LOSSES                                                              1,418            1,295
                                                                              --------------- ----------------
            NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                                           27,037           26,536

NONINTEREST INCOME:
    LOAN FEES AND SERVICE CHARGES                                                        483              258
    SERVICE CHARGES ON DEPOSIT ACCOUNTS                                                2,403            1,983
    GAIN ON SALE OF MARKETABLE SECURITIES, NET                                            30                0
    GAIN (LOSS) ON SALE OF LOANS, NET                                                    103               57
    GAIN ON SALE OF REAL ESTATE OWNED, NET                                               328               12
    INSURANCE COMMISSION INCOME                                                          464              566
    TRUST INCOME                                                                         457               77
    OTHER OPERATING INCOME                                                               395              245
                                                                              --------------- ----------------
            TOTAL NONINTEREST INCOME                                                   4,663            3,198

NONINTEREST EXPENSE:
    COMPENSATION AND EMPLOYEE BENEFITS                                                11,330           10,732
    PREMISES AND OCCUPANCY COSTS                                                       2,788            2,431
    OFFICE OPERATIONS                                                                  1,643            1,204
    PROCESSING EXPENSES                                                                1,688            1,497
    AMORTIZATION OF GOODWILL                                                               0            1,572
    OTHER EXPENSES                                                                     2,341            1,979
                                                                              --------------- ----------------
            TOTAL NONINTEREST EXPENSE                                                 19,790           19,415

            INCOME BEFORE INCOME TAXES AND
                CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                11,910           10,319
            FEDERAL AND STATE INCOME TAXES                                             3,708            3,529
                                                                              --------------- ----------------
            INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                                                      8,202            6,790
            CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                     2,237                0
                                                                              --------------- ----------------
                    NET INCOME                                             $          10,439            6,790
                                                                              =============== ================

BASIC AND DILUTED PER SHARE AMOUNTS:
    INCOME BEFORE CUMULATIVE EFFECT OF                                                 $0.17            $0.14
        ACCOUNTING CHANGE
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                             $0.05            $0.00
                                                                              --------------- ----------------
    NET INCOME                                                                         $0.22            $0.14

RETURN ON AVERAGE EQUITY                                                              14.89%           10.85%
RETURN ON AVERAGE ASSETS                                                               1.07%            0.79%

BASIC COMMON SHARES OUTSTANDING                                                   47,432,161       47,369,039
DILUTED COMMON SHARES OUTSTANDING                                                 47,905,311       47,632,927



                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                            THREE MONTHS
                                                                                         ENDED SEPTEMBER 30,
                                                                                    2001                    2000
                                                                            ---------------------  -----------------------
ALLOWANCE FOR LOAN LOSSES:
    BEGINNING BALANCE                                                      $              20,290                   18,260
    PROVISION                                                                              1,418                    1,295
    CHARGE-OFFS                                                                          (1,034)                    (886)
    RECOVERIES                                                                                66                      106
                                                                            ---------------------  -----------------------
    ENDING BALANCE                                                                        20,740                   18,775

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED                                               0.13%                    0.12%


                                                                                SEPTEMBER 30            SEPTEMBER 30
                                                                                    2001                    2000
                                                                            ---------------------  -----------------------
NON-PERFORMING LOANS                                                                      17,081                   12,106
REAL ESTATE OWNED, NET                                                                     3,550                    2,038
                                                                            ---------------------  -----------------------
NON-PERFORMING ASSETS                                                                     20,631                   14,144

NON-PERFORMING LOANS TO
    TOTAL LOANS                                                                            0.59%                    0.46%
NON-PERFORMING ASSETS TO
    TOTAL ASSETS                                                                           0.52%                    0.41%
ALLOWANCE FOR LOAN LOSSES TO
    TOTAL LOANS                                                                            0.71%                    0.71%
ALLOWANCE FOR LOAN LOSSES TO
    NON-PERFORMING LOANS                                                                 121.42%                  155.09%

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using monthly averages.

                                                                 Three Months Ended September 30,
                                                                2001                       2000
                                            AVERAGE.     INTEREST      AVG             AVERAGE    INTEREST     AVG.
                                            BALANCE                    YIELD/          BALANCE                 YIELD
                                                                         COST                                    /COST
ASSETS:
-------
Interest earning assets:
  Loans receivable (a) (b)                  $2,871,596      $57,273     7.98%       $2,593,270     $53,009       8.18%
  Mortgage-backed securities (c)              $506,901       $7,317     5.77%         $425,643      $7,260       6.82%
  Investment securities (c) (d) (e)           $228,104       $4,703     8.25%         $213,773      $4,054       7.59%
  FHLB stock                                   $22,499         $383     6.81%          $21,269        $387       7.28%
  Other interest earning deposits              $53,485         $710     5.31%          $13,107        $112       3.42%
                                               -------         ----     -----          -------        ----       -----
Total interest earning assets               $3,682,585      $70,386     7.65%       $3,267,062     $64,822       7.94%
Noninterest earning assets (f)                $208,164                                $141,018
                                              --------                                --------
TOTAL ASSETS                                $3,890,749                              $3,408,080
                                            ==========                              ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
-------------------------------------
Interest bearing liabilities:
  Savings accounts                            $460,269       $3,686     3.20%         $424,426      $3,418       3.22%
  Now accounts                                $382,760       $1,178     1.23%         $334,862      $1,056       1.26%
  Money market demand accounts                $224,305       $2,134     3.81%         $178,700      $1,630       3.65%
  Certificate accounts                      $2,080,908      $30,541     5.87%       $1,813,701     $26,326       5.81%
  Borrowed funds (g)                          $272,842       $3,663     5.37%         $258,960      $4,005       6.19%
                                              --------       ------     -----         --------      ------       -----
Total interest bearing liabilities          $3,421,084      $41,202     4.82%       $3,010,649     $36,435       4.84%
Noninterest bearing liabilities               $189,310                                $146,349
                                              --------                                --------
Total liabilities                           $3,610,394                              $3,156,998
Shareholders' equity                          $280,355                                $251,082
                                              --------                                --------
TOTAL LIABILITIES AND  EQUITY               $3,890,749                              $3,408,080
                                            ==========                              ==========

Net interest income/Interest rate spread                    $29,184     2.83%                      $28,387       3.10%
Net interest earning assets/Net               $261,501                  3.17%         $256,413                   3.48%
interest margin
Ratio of interest earning assets to
 interest bearing liabilities                   1.08 X                                  1.09 X


(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees /expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities is presented on a taxable equivalent basis.
(e)  Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.